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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 2005

                            DIAMETRICS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

           Minnesota                          0-21982                    41-1663185
(State or other jurisdiction of       (Commission File Number)          (IRS Employer
        incorporation)                                               Identification No.)

       5710 Crescent Park East, Suite 334, Playa Vista, California, 90094
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (651) 639-8035

          3050 Centre Park Drive, Suite 150, St. Paul, Minnesota, 55113 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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   ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

   On December 6, 2005, in connection with the closing that occurred on December 2, 2005 (the "Closing") of the transaction (the "Transaction") described more fully under Item 5.01 below and in the Registrant's Form 8-K dated November 21, 2005 (the "November 21 Form 8-K"), the Registrant executed and delivered Convertible Secured Promissory Notes to M.A.G. Capital, LLC ("MAG") and Asset Managers International Limited ("AMI"), each in the principal amount of $375,000 (the "Notes"). The terms of the Notes are more fully described in the November 21 Form 8-K. The Registrant also executed and delivered a Security Agreement with MAG and AMI which granted them a security interest in all of the assets of the Registrant to secure payment of the Notes by the Registrant.

   Also on December 6, 2005, the Registrant concluded a reclassification of certain of its securities by entering into a Subscription Agreement with Ocean Park Advisors, LLC ("OPA"), MAG, MAG's affiliated funds, and other investors who held the Registrant's 2007 Senior Secured Convertible Notes and Series F and G Convertible Preferred Stock (the "Other Investors"). Pursuant to such Agreement, all of the Registrant's Series F and G Convertible Preferred Stock, 2005 Subordinated Convertible Notes and 2007 Senior Secured Convertible Notes held by such entities were exchanged for shares of newly created Series H and Series I Convertible Preferred Stock. The terms of the Series H and Series I Convertible Preferred Stock are more fully described in the November 21 Form 8-K.

   ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

    In connection with the reclassification of certain of its securities as described above under Item 1.01, on December 6, 2005, the Registrant issued 27,889 shares of Series H Convertible Preferred Stock to MAG, MAG's affiliated funds, and the Other Investors, and 13,940 shares of Series I Convertible Preferred Stock to OPA, without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on the exemption provided by Section 4(2) thereof. Such shares were issued in exchange for certain of the securities of the Registrant held by MAG, MAG's affiliated funds, the Other Investors, and OPA (collectively the "Issuees"). The conversion and exercise terms of the Series H and Series I Convertible Preferred Stock are more fully described in the November 21 Form 8-K.

   In relying on the exemption from registration provided by Section 4(2), the Registrant relied on representations from each of the Issuees that they were accredited investors as defined under Rule 501(a) of Regulation D under the Act; that each of the Issuees was purchasing their shares for investment purposes and not with a view to distribution; and that the shares would bear a legend restricting their further transfer or sale until they have been registered under the Act or an exemption from registration thereunder is available.

   ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

   The Closing of the Transaction (as previously described in greater detail under Items 1.01 and 8.01 of the November 21 Form 8-K) occurred on December 2, 2005, as a result of which OPA and MAG and its affiliated funds acquired a controlling interest in the Registrant from BCC Acquisition II, LLC. In connection with the Closing, the resignations of the existing members of the Board of Directors of the Registrant became effective and W. Bruce Comer III and Heng Chuk, principals of OPA, became the sole members of the Board. Additionally, W. Glen Winchell resigned as the Registrant's CFO, and Messrs. Comer and Chuk became the CEO and CFO/Secretary of the Registrant, respectively.

   At the Closing, a portion of the funds previously deposited into escrow with OPA was released to pay certain expenses and settle with certain creditors. After the Closing, on December 6, 2005, the Registrant made an initial draw of $450,000 under the Notes to (i) pay certain expenses, including the payment of $75,000 to OPA as compensation for its services in structuring the Transaction and the
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other transactions occurring in connection therewith, (ii) settle with certain creditors, and (iii) develop and implement a new business plan for the Registrant.

   Also on December 6, 2005, the Registrant concluded the reclassification of certain of its securities and executed and delivered the Notes, as described more fully under Items 1.01 and 3.02 above. The following table sets forth the number of shares of Common Stock beneficially owned after the reclassification by (i) each person who is known by the Registrant to own beneficially more than five percent of the Registrant's Common Stock; (ii) each of the Registrant's officers and directors; and (iii) all officers and directors as a group. As of December 6, 2005, the Registrant had 35,121,739 shares of common stock issued and outstanding.


                                                                       NUMBER OF SHARES
NAME OF BENEFICIAL OWNER                                              BENEFICIALLY OWNED(1)        PERCENT OF CLASS
------------------------                                              --------------------         ----------------
Ocean Park Advisors LLC(2)                                                   137,940,000                79.71%
   5710 Crescent Park East, Suite 334
   Playa Vista, CA  90094
W. Bruce Comer, III(3)
   5710 Crescent Park East, Suite 334
   Playa Vista, CA  90094                                                    137,940,000                79.71%
Heng Chuk(4)
   5710 Crescent Park East, Suite 334
   Playa Vista, CA  90094                                                    137,940,000                79.71%
Monarch Pointe Fund, Ltd.(5)
   c/o Bank of Ireland Securities Services, Ltd.
   New Century House
   International Financial Services Center
   Mayor Street Lower
   Dublin 1, Republic of Ireland                                             105,680,716                75.06%
Asset Managers International Limited(6)
   88 Baker Street
   London, England, W1U 6TQ                                                  48,402,000                 57.95%
Mercator Momentum Fund L.P.(7)
   555 South Flower Street, Suite 4500
   Los Angeles, CA  90071                                                    37,269,765                 51.48%
Longview Fund LP(8)
   600 Montgomery Street, 44th
   San Francisco, CA  94111                                                  33,426,650                 48.76%
Mercator Momentum Fund III L.P.(9)
   555 South Flower Street, Suite 4500
   Los Angeles, CA 90071                                                     35,289,803                 50.12%
Camden International(10)
   Charlotte House, Charlotte Street
   Nassau, Bahamas                                                           20,972,400                 37.39%
Longview Equity Fund, LP11
   600 Montgomery Street, 44th Floor
   San Francisco, CA 941(11)                                                 16,777,600                 32.33%
Longview International Equity Fund, LP(12)
   600 Montgomery Street, 44th
   San Francisco, CA 94111                                                    8,388,800                 19.28%
M.A.G. Capital, LLC(13)
   555 South Flower Street, Suite 4500
   Los Angeles, CA 90071                                                     145,463,500                80.55%

All directors and executive officers as a group (2 persons)(14)              137,940,000                79.71%

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(Footnotes Continued from previous page)
   (1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options, warrants or other securities currently exercisable or convertible, or exercisable or convertible within 60 days of December 6, 2005 are deemed outstanding for computing the percentage of the person holding such convertible securities but are not deemed outstanding for computing the percentage of any other person. Shares of Common Stock issuable upon conversion of Series H Convertible Preferred Stock (the "Series H Preferred") and Series I Convertible Preferred Stock (the "Series I Preferred") are calculated using a conversion price per share of $.0001. Except as indicated by footnote, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

   (2) Represents shares of Common Stock issuable upon conversion of Series I Preferred. The shareholder and its affiliates have contractually agreed until February 20, 2006, not to convert Series I Preferred to the extent such holder's beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding. Consequently, the shareholder and its affiliates do not beneficially own more than 9.99% of the Common Stock outstanding, as the term beneficial ownership is defined in the SEC's Rule 13d-3.

   (3) Represents shares of Common Stock issuable upon conversion of Series I Preferred. These shares are held by Ocean Park Advisors, LLC ("OPA"), as described in footnote 2 above. The shareholder is a principal of OPA, and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

   (4) Represents shares of Common Stock issuable upon conversion of Series I Preferred. These shares are held by OPA, as described in footnote 2 above. The shareholder is a principal of OPA, and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

   (5) Includes (i) 40,860,000 shares of Common Stock issuable upon conversion of Series H Preferred, (ii) 48,402,000 shares of Common Stock issuable upon conversion of the principal amount of the Registrant's Convertible Secured Promissory Note dated December 6, 2005, outstanding as of December 8, 2005, and
(iii) 16,418,716 shares issuable upon the exercise of certain warrants. Under the terms of the Series H Preferred, such Note, and such warrants, the shareholder and its affiliates may not convert Series H Preferred, the Note, or the warrants, to the extent that the beneficial ownership of Common Stock of the holder and its affiliates would exceed 9.99% of the Common Stock then outstanding. Consequently, the shareholder and its affiliates do not beneficially own more than 9.99% of the Common Stock outstanding as the term beneficial ownership is defined in the SEC's Rule 13d-3. See note 13 below.

   (6) Represents shares of Common Stock issuable upon conversion of the principal amount of the Registrant's Convertible Secured Promissory Note dated December 6, 2005, outstanding as of December 8, 2005. Under the terms of such Note, the shareholder and its affiliates may not convert the Note to the extent such holder's beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding. Consequently, the shareholder and its affiliates do not beneficially own more than 9.99% of the Common Stock outstanding, as the term beneficial ownership is defined in the SEC's Rule 13d-3.

   (7) Includes (i) 26,860,000 shares of Common Stock issuable upon conversion of Series H Preferred, and (ii) 10,409,765 shares of Common Stock issuable upon the exercise of certain warrants. Under the terms of the Series H Preferred and the warrants, the shareholder and its affiliates may not convert Series H Preferred or the warrants to the extent that the beneficial ownership of Common Stock of the holder and its affiliates would exceed 9.99% of the Common Stock then outstanding. Consequently, the shareholder and its affiliates do not beneficially own more than 9.99% of the Common Stock outstanding as the term beneficial ownership is defined in the SEC's Rule 13d-3. See note 13, below.

   (8) Includes (i) 17,500,000 shares of Common Stock issuable upon conversion of Series H Preferred, (ii) 4,065,450 shares of Common Stock owned, and (iii) 11,861,200 shares of Common Stock issuable upon the exercise of certain warrants. Under the terms of the Series H Preferred and the warrants, the shareholder and its affiliates may not convert Series H Preferred or the warrants to the extent such holder's beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding. Consequently, the shareholder and its affiliates do not beneficially own more than 9.99% of the Common Stock outstanding, as the term beneficial ownership is defined in the SEC's Rule 13d-3.

   (9) Includes (i) 24,780,000 shares of Common Stock issuable upon conversion of Series H Preferred, and (ii) 10,509,803 shares of Common Stock issuable upon the conversion of certain warrants. Under the terms of the Series H Preferred and the warrants, the shareholder and its affiliates may not convert Series H Preferred or the warrants to the extent that the beneficial ownership of Common Stock of the holder and its affiliates would exceed 9.99% of the Common Stock then outstanding. Consequently, the shareholder and its affiliates do not beneficially own more than 9.99% of the Common Stock outstanding as the term beneficial ownership is defined in the SEC's Rule 13d-3. See note 13 below.
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(Footnotes Continued from previous page)
   (10)Includes (i) 12,500,000 shares of Common Stock issuable upon conversion of Series H Preferred, and (ii) 8,472,400 shares of Common Stock issuable upon the exercise of certain warrants . Under the terms of the Series H Preferred and the warrants, the shareholder and its affiliates may not convert Series H Preferred or the warrants to the extent such holder's beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding. Consequently, the shareholder and its affiliates do not beneficially own more than 9.99% of the Common Stock outstanding, as the term beneficial ownership is defined in the SEC's Rule 13d-3.

   (11)Includes (i) 10,000,000 shares of Common Stock issuable upon conversion of Series H Preferred, and (ii) 6,777,600 shares of Common Stock issuable upon the conversion of certain warrants. Under the terms of the Series H Preferred and the warrants, the shareholder and its affiliates may not convert Series H Preferred or the warrants to the extent such holder's beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding. Consequently, the shareholder and its affiliates do not beneficially own more than 9.99% of the Common Stock outstanding, as the term beneficial ownership is defined in the SEC's Rule 13d-3.

   (12)Includes (i) 5,000,000 shares of Common Stock issuable upon conversion of Series H Preferred, and (ii) 3,388,800 shares of Common Stock issuable upon the conversion of certain warrants. Under the terms of the Series H Preferred and the warrants, the shareholder and its affiliates may not convert Series H Preferred or the warrants to the extent such holder's beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding. Consequently, the shareholder and its affiliates do not beneficially own more than 9.99% of the Common Stock outstanding, as the term beneficial ownership is defined in the SEC's Rules 13d-3.

   (13)Includes (i) 141,390,000 shares of Common Stock issuable upon conversion of Series H Preferred, and (ii) 4,073,500 shares of Common Stock issuable upon the exercise of certain warrants. M.A.G. Capital, LLC is the general partner of Mercator Momentum Fund III, L.P., Mercator Momentum Fund, L.P. and Mercator Focus Fund, L.P. and has voting and investment control over the shares owned by such funds and by Monarch Pointe Fund, Ltd. (the "M.A.G. Funds"). David Firestone, as managing member of M.A.G. Capital, LLC, has voting and investment control over the shares held by M.A.G. Capital and the M.A.G. Funds. Therefore, David Firestone and M.A.G. Capital, LLC share beneficial ownership of all securities owned by M.A.G. Capital, LLC and the M.A.G. Funds. Mercator Focus Fund, L.P. owns 1,357,606 shares of Common Stock and warrants to purchase up to an additional 396,900 shares of Common Stock. The securities owned by the other M.A.G. Funds are described in footnotes 5,7 and 9 above. Under the terms of the Series H Preferred and the convertible notes and warrants owned by M.A.G. Capital, LLC and the M.A.G. Funds, the holder and its affiliates may not convert or exercise Series H Preferred, notes or warrants to the extent the beneficial ownership of Common Stock of the holder and its affiliates would exceed 9.99% of the Common Stock then outstanding. Consequently, neither M.A.G. Capital, LLC nor David Firestone has beneficial ownership of more than 9.99% of the Common Stock outstanding as the term beneficial ownership is defined in the SEC's Rule 13d-3.

(14)See Notes (3) and (4) above.

         The additional disclosure required by Item 5.01(a)(8) of Form 8-K is included in the above table, the Registrant's Annual Report on Form 10-K for the year ended December 31, 2004, The Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2005, and the Registrant's Information Statement Pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder (the "Section 14(f) Information Statement").

   ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         In connection with the Closing, the resignations of Carl S. Goldfischer, M.D. and Mark B. Knudsen, Ph.D., became effective and W. Glen Winchell resigned as CFO of the Registrant. Effective as of the date of the Closing, W. Bruce Comer III and Heng Chuk became the sole members of the Board and became the CEO and CFO/Secretary of the Registrant, respectively. The disclosure regarding Messrs. Comer and Chuk required by Item 401(a)(4), (a)(5),
(c) and Item 404(a) and (b) of Regulation S-K is set forth in the Section 14(f) Information Statement, which was mailed to shareholders on November 22, 2005.
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   ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (d) EXHIBITS.

      4.1   Certificate of Designations of Series H Convertible Preferred Stock

      4.2   Certificate of Designations of Series I Convertible Preferred Stock

      10.1 Convertible Secured Promissory Note, dated as of December 6, 2005, made by the Registrant in favor of Monarch Pointe Fund, Ltd.

      10.2 Convertible Secured Promissory Note, dated as of December 6, 2005, made by the Registrant in favor of Asset Managers International Limited.

      10.3 Security Agreement, dated as of December 6, 2005, by and among the Registrant, Monarch Pointe Fund, Ltd. and Asset Managers International Limited.

      10.4 Subscription Agreement, dated as of December 6, 2005, among the Registrant, Camden International, Longview Fund, Longview Equity Fund, Longview International Equity Fund, Monarch Pointe, Ltd., Mercator Momentum Fund, LP, Mercator Momentum Fund III, M.A.G. Capital, LLC, and Ocean Park Advisors, LLC

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: December 9, 2005

                            DIAMETRICS MEDICAL, INC.

                                            By: /s/ Heng Chuk
                                               ------------------------
                                               Heng Chuk
                                               Chief Financial Officer